SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 26, 2003
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                Date of report (Date of earliest event reported)


                               THE IT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                  1-09037              33-0001212
-------------------------------- ---------------------  ---------------------
(State or Other Jurisdiction of       (Commission          (IRS Employer
         Incorporation)                File Number)       Identification No.)


            2790 MOSSIDE BOULEVARD, MONROEVILLE, PENNSYLVANIA 15146
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (412) 372-7701


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS.

         On June 26, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from December 28, 2002 through January 31, 2003 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of June 26, 2003 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Number   Description

         99.1 Notice of Filing of Monthly Operating Report for period from December 28, 2002 through January 31, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 26, 2003.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE IT GROUP, INC.


                                            By: /s/ Harry J. Soose, Jr.
                                               ----------------------------
                                              Name:  Harry J. Soose, Jr.
                                              Title: Chief Operating Officer



Date:    July 2, 2003


                                INDEX TO EXHIBITS

         Number   Description

         99.1 Notice of Filing of Monthly Operating Report for period from December 28, 2002 through January 31, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 26, 2003.